The Royce Fund
Royce Micro-Cap Fund
Royce Premier Fund
Royce Low-Priced Stock Fund
Royce Special Equity Fund
Supplement to the Prospectus dated May 1, 2005

Royce Micro-Cap Fund will close to new investors effective March 31, 2006. Royce Premier Fund, Royce Low-Priced Stock Fund and Royce Special Equity Fund have been closed to new investors since January 10, 2006, October 29, 2004 and March 15, 2004, respectively. Each Fund remains open to additional investment by existing investors and to financial advisors with existing clients in that Fund.

You may continue to purchase shares of one of the closed Funds if:

•	You are an existing shareholder of that Fund (either directly or through a financial intermediary) who:

(i)	adds to your account through the purchase of additional Fund shares; or
(ii)	adds to your account through the reinvestment of dividends and cash distributions from any shares owned in that Fund; or
(iii)	opens a new account that is registered in your name and has the same Taxpayer Identification or Social Security Number assigned to it. (This includes UGMA/UTMA accounts with you as custodian.)

•
You are a participant in a qualified defined contribution retirement plan, such as a 401(k), profit sharing or money purchase plan, 403(b) plan or 457 plan that invests through existing accounts in that Fund or through a financial intermediary. You may open new accounts in that plan if that Fund is an investment option. IRA transfers and rollovers from these plans can be used to open new accounts.

•	You are a financial advisor with existing clients in that Fund who:

(i)	adds to existing accounts for your existing clients already invested in that Fund;
(ii)	opens additional accounts for your existing clients already invested in that Fund; or
(iii)	opens a new account for your new or existing clients that are not yet invested in that Fund.

•	You are investing through asset allocation based investment programs of certain pre-approved financial intermediaries.

Initial investments by certain institutional investors that have demonstrated interest in Royce Premier Fund or Royce Micro-Cap Fund prior to their closing on January 10, 2006 and March 31, 2006, respectively, may be made through April 10, 2006 and July 10, 2006, respectively. You may be required to demonstrate eligibility to buy shares of a closed Fund before an investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Shareholders in other Royce Funds are not permitted to acquire shares of a closed Fund by exchange.

Royce reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Funds; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Funds; and (iii) close and re-open any Fund to new or existing shareholders at any time.

March 27, 2006